Inventory	6 Months Ended
Dec. 31, 2022
Classes of current inventories [abstract]
Inventory

Note 13 Inventory

	December 31,	Restated June 30,
(in U.S. dollars)	2022	2022	2021
Raw materials	$539,271	$573,846	$872,485
Components and assemblies	2,470,762	1,267,041	1,214,841
Finished goods – at cost	155,899	31,277	—
Total Inventory	$3,165,932	$1,872,164	$2,087,326

Amounts recognized in profit or loss

Inventories recognized as an expense during the six months ended December 31, 2022, amounted to $0.6 million. Inventories recognized as an expense during the twelve months ended June 30, 2022, and 2021 amounted to $1.7 milllion and $0.7 million respectively. These were included in product manufacturing and operating costs (exclusive of depreciation presented separately) in the consolidated statements of profit or loss and other comprehensive (loss) income.